Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated January 2, 2018 to the

Summary Prospectuses for Global Equity Portfolio (Institutional Class, Institutional Class Z and Advisor Class), International Equity Portfolio (Institutional Class, Institutional Class Z and Investor Class) and Frontier Emerging Markets Portfolio (Institutional Class I, Institutional Class II and Investor Class), each dated February 28, 2017, as supplemented (the “Summary Prospectuses”) and

Prospectus for Individual Investors, Prospectus for Institutional Investors and Prospectus for Institutional Investors – Institutional Class Z, each dated February 28, 2017, as supplemented (the “Prospectuses”) and Statement of Additional Information, dated February 28, 2017, as supplemented

Effective January 2, 2018, Peter Baughan, Ferrill Roll, Scott Crawshaw, Christopher Mack and Richard Schmidt will serve as the portfolio managers of the Global Equity Portfolio. Messrs. Baughan and Roll will continue to serve as the lead portfolio managers. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Global Equity Portfolio in the Portfolio’s Summary Prospectuses and Prospectuses is replaced with the following:

Peter Baughan, Ferrill Roll, Scott Crawshaw, Christopher Mack and Richard Schmidt serve as the portfolio managers of the Global Equity Portfolio. Mr. Baughan has held his position since February 2003, Mr. Roll has held his position since January 2001, Mr. Crawshaw has held his position since January 2018, Mr. Mack has held his position since June 2014 and Mr. Schmidt has held his position since February 2015. Messrs. Baughan and Roll are the lead portfolio managers.

In addition, effective January 2, 2018, Ferrill Roll, Alexander Walsh, Scott Crawshaw, Bryan Lloyd, Patrick Todd and Andrew West will serve as the portfolio managers of the International Equity Portfolio. Messrs. Roll and Walsh will continue to serve as the lead portfolio managers. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the International Equity Portfolio in the Portfolio’s Summary Prospectuses and Prospectuses is replaced with the following:

Ferrill Roll, Alexander Walsh, Scott Crawshaw, Bryan Lloyd, Patrick Todd and Andrew West serve as the portfolio managers of the International Equity Portfolio. Mr. Roll has held his position since October 2004, Mr. Walsh has held his position since January 2001, Mr. Crawshaw has held his position since January 2018, Mr. Lloyd has held his position since June 2014, Mr. Todd has held his position since January 2017 and Mr. West has held his position since June 2014. Messrs. Roll and Walsh are the lead portfolio managers.

Effective January 2, 2018, Pradipta Chakrabortty and Babatunde Ojo will serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Messrs. Chakrabortty and Ojo will continue to serve as the lead portfolio managers. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Frontier Emerging Markets Portfolio in the Portfolio’s Summary Prospectuses and Prospectuses is replaced with the following:

Pradipta Chakrabortty and Babatunde Ojo serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Mr. Chakrabortty has held his position since December 2008 and Mr. Ojo has held his position since June 2014. Messrs. Chakrabortty and Ojo are the lead portfolio managers.

In addition, effective January 2, 2018, corresponding changes are made to the “Portfolio Management” section in each Prospectus.

In addition, effective January 2, 2018, corresponding changes are made to the tables disclosing the other accounts managed by the Fund’s portfolio managers and the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio managers in the Statement of Additional Information.

Investors Should Retain this Supplement for Future Reference.